CERTIFICATIONS
I, Mark R. Fetting, certify
that:
1. I have reviewed this
report on Form N-SAR of Legg
Mason Investment Trust, Inc.;
2. Based on my knowledge,
this report does not contain
any untrue statement of a
material fact or omit to
state a material fact
necessary to make the
statements made, in light of
the circumstances under which
such statements were made,
not misleading with respect
to the period covered by this
report;
3. Based on my knowledge, the
financial information
included in this report, and
the financial statements on
which the financial
information is based, fairly
present in all material
respects the financial
condition, results of
operations, changes in net
assets, and cash flows (if
the financial statements are
required to include a
statement of cash flows) of
the registrant as of, and
for, the periods presented in
this report;
4. The registrant's other
certifying officers and I are
responsible for establishing
and maintaining disclosure
controls and procedures (as
defined in rule 30a-2(c)
under the Investment Company
Act) for the registrant and
have:
a) designed such disclosure
controls and procedures to
ensure that material
information relating to the
registrant, including its
consolidated subsidiaries, is
made known to us by others
within those entities,
particularly during the
period in which this report
is being prepared;
b) evaluated the
effectiveness of the
registrant's disclosure
controls and procedures as of
a date within 90 days prior
to the filing date of this
report (the "Evaluation
Date"); and
c) presented in this report
our conclusions about the
effectiveness of the
disclosure controls and
procedures based on our
evaluation as of the
Evaluation Date;
5. The registrant's other
certifying officers and I
have disclosed, based on our
most recent evaluation, to
the registrant's auditors and
the audit committee of the
registrant's board of
directors (or persons
performing the equivalent
functions):
a) all significant
deficiencies in the design or
operation of internal
controls which could
adversely affect the
registrant's ability to
record, process, summarize,
and report financial data and
have identified for the
registrant's auditors any
material weaknesses in
internal controls; and
b) any fraud, whether or not
material, that involves
management or other employees
who have a significant role
in the registrant's internal
controls; and
6. The registrant's other
certifying officers and I
have indicated in this report
whether or not there were
significant changes in
internal controls or in other
factors that could
significantly affect internal
controls subsequent to the
date of our most recent
evaluation, including any
corrective actions with
regard to significant
deficiencies and material
weaknesses.
Date: _______________
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(b) Furnish any other
information required to be
included as an exhibit
pursuant to such rules and
regulations as the Commission
may prescribe. CERTIFICATIONS
I, Marie K. Karpinski,
certify that:
1. I have reviewed this
report on Form N-SAR of Legg
Mason Investment Trust, Inc.;
2. Based on my knowledge,
this report does not contain
any untrue statement of a
material fact or omit to
state a material fact
necessary to make the
statements made, in light of
the circumstances under which
such statements were made,
not misleading with respect
to the period covered by this
report;
3. Based on my knowledge, the
financial information
included in this report, and
the financial statements on
which the financial
information is based, fairly
present in all material
respects the financial
condition, results of
operations, changes in net
assets, and cash flows (if
the financial statements are
required to include a
statement of cash flows) of
the registrant as of, and
for, the periods presented in
this report;
4. The registrant's other
certifying officers and I are
responsible for establishing
and maintaining disclosure
controls and procedures (as
defined in rule 30a-2(c)
under the Investment Company
Act) for the registrant and
have:
a) designed such disclosure
controls and procedures to
ensure that material
information relating to the
registrant, including its
consolidated subsidiaries, is
made known to us by others
within those entities,
particularly during the
period in which this report
is being prepared;
b) evaluated the
effectiveness of the
registrant's disclosure
controls and procedures as of
a date within 90 days prior
to the filing date of this
report (the "Evaluation
Date"); and
c) presented in this report
our conclusions about the
effectiveness of the
disclosure controls and
procedures based on our
evaluation as of the
Evaluation Date;
5. The registrant's other
certifying officers and I
have disclosed, based on our
most recent evaluation, to
the registrant's auditors and
the audit committee of the
registrant's board of
directors (or persons
performing the equivalent
functions):
a) all significant
deficiencies in the design or
operation of internal
controls which could
adversely affect the
registrant's ability to
record, process, summarize,
and report financial data and
have identified for the
registrant's auditors any
material weaknesses in
internal controls; and
b) any fraud, whether or not
material, that involves
management or other employees
who have a significant role
in the registrant's internal
controls; and
6. The registrant's other
certifying officers and I
have indicated in this report
whether or not there were
significant changes in
internal controls or in other
factors that could
significantly affect internal
controls subsequent to the
date of our most recent
evaluation, including any
corrective actions with
regard to significant
deficiencies and material
weaknesses.
Date: _______________
_
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(b) Furnish any other
information required to be
included as an exhibit
pursuant to such rules and
regulations as the Commission
may prescribe.